U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported):
         December 14, 2000



                            SELECT THERAPEUTICS, INC.
          ------------------------------------------------------------
                     (Exact name of small business issuer as
                            specified in its charter)


        Delaware                     000-27353                    98-0169105
State or other jurisdiction         Commission                (I.R.S. Employer
incorporation or organization       File Number              Identification No.)



              50 Cummings Park, Woburn, MA                   01801
         (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:
                                 (781) 939-0995



            124 Mt. Auburn St., Suite 200 North, Cambridge, MA 02138
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant

(a) On December 14, 2000, Select Therapeutics, Inc. (the "Registrant") dismissed its independent accountant, KPMG LLP (the "Former Accountant"). The reports of the Former Accountant on the Registrant's consolidated financial statements for the past two fiscal years (June 30, 2000 and 1999) contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principle except that such reports of the Former Accountant stated that "...[Registrant] has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern." During the Registrant's two most recent fiscal years and through later interim periods, the Registrant had no disagreements with its Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of the Former Accountant would have caused it to make reference thereto in its reports on Registrant's financial statements for such years. Registrant's decision to change accountants was approved by the Registrant's Board of Directors.

     In accordance with Item 304(a)(3) of Regulation S-B, the Registrant has provided the Former Accountant with a copy of the foregoing disclosure, and the Former Accountant's letter to the Securities and Exchange Commission agreeing with the foregoing statements made by the Registrant regarding the Former Accountant shall be filed as an amendment.

(b) After consideration of the qualifications of various accounting firms and following appropriate interviews, Registrant engaged PricewaterhouseCoopers LLC ("PwC") to act as its independent certified public accountants effective December 14, 2000. During the two most recent fiscal years and subsequent interim periods, Registrant has not consulted PwC regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any matter that was the subject of a disagreement or a reportable event.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      Select Therapeutics, Inc.


Dated: December 15, 2000                              By:  /s/ Robert Bender
                                                           ---------------------
                                                           Robert Bender
                                                           Chairman of the Board